Income Taxes	6 Months Ended
Jun. 30, 2015
Income Taxes [Abstract]
Income Taxes

Note 6. Income Taxes

The Company's effective tax rate for the three months ended June 30, 2015 and 2014 was 32.3% and 96.9%, respectively, and 7.9% and 164.8% for the six-month periods ended June 30, 2015 and 2014, respectively. The Company's effective tax rate has varied significantly due to changes in the mix of taxable income and tax loss between the U.S. and Israel.

The Company's effective tax rate for the six months ended June 30, 2015, was impacted by goodwill impairment of $150.4 million associated with the Makerbot acquisition which is non-tax deductible, and therefore had a significant impact on the effective tax rate for that period. In addition, the impairment of MakerBot's intangible assets as described in note 4 resulted in a reversal of related deferred tax liabilities amounting to $17.2 million. As a result, the Company recorded a valuation allowance in a corresponding amount of $17.2 million against deferred tax assets in respect of net operating losses as it is more likely than not that those deferred tax assets will not be realized in future periods. The Company will continue to monitor whether the realization of its remaining deferred tax assets is more likely than not.

During the second quarter of 2015, the Company adjusted its long-term tax rates due to a recent amendment of the New York City tax law. As a result, the Company recorded a reduction of approximately $1.7 million in its income tax expense associated with the amortization of the intangible assets.

During the second quarter of 2015, the Company adjusted its long-term tax rates associate with taxable income in Israel, due to change in estimates, As a result, the Company recorded an increase of approximately $3.4 million in its income tax expense associated with the amortization of the intangible assets.

Gain of $6.9 million attributable to the change in fair value of the Company's earn-out obligations in the six months period ended June 30, 2014, was non-taxable, and therefore had a significant impact on the effective tax rate in that period.